A-1 Ingredion Incorporated Stock Incentive Plan Global Restricted Stock Unit Award Agreement Pursuant to this Global Restricted Stock Unit Award Agreement (this “Award Agreement”) and its accompanying Award Certificate (as defined below), Ingredion Incorporated (the “Company”) has granted you an award of Restricted Stock Units (this “Award”) under the Ingredion Incorporated Stock Incentive Plan (as may be amended from time to time, the “Plan”). Capitalized terms used in this Award Agreement shall have the meanings ascribed to them in the Plan or in this Award Agreement, as applicable. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, except as otherwise expressly provided in the Plan, the Plan’s terms shall supersede and replace the conflicting terms of this Award Agreement (other than the specific provisions in Part B of the Addendum to this Award Agreement, which shall have effect where they conflict with the Plan’s terms). Subject to the terms of the Award Certificate, this Award Agreement and the Plan, this Award represents the right to receive in the future (a) a number of whole shares of Common Stock equal to the number of Restricted Stock Units vesting on the Vesting Date (as defined below), or (b) a cash payment equal to the product of the number of Restricted Stock Units vesting on such Vesting Date and the Fair Market Value of one Share on such vesting date or (c) a combination of the foregoing. The grant date of this Award and the number of Restricted Stock Units covered by this Award are set forth in that certain separate communication provided to you by the Company concurrently with the delivery of this Award Agreement (the “Award Certificate”). By accepting this Award, you acknowledge that the Company has provided you with the Award Certificate pursuant to the information set forth in (i) the electronic stock administration account established for you by the Company, or (ii) other applicable electronic or written communication that sets forth the grant date and the number of Restricted Stock Units covered by this Award. The Award Certificate and this Award Agreement (including the Addendum to this Award Agreement) collectively constitute the “Agreement” under the Plan that shall relate to this Award. The Agreement and the Plan together govern your rights under this Award and the Plan and set forth all of the conditions and limitations affecting such rights. Overview of Your Grant 1. General. Except as provided below, you shall not be entitled to any privileges of ownership with respect to the shares of Common Stock subject to this Award unless and until, and only to the extent, the Restricted Stock Units subject to this Award are settled and you become a stockholder of record with respect to such shares as provided herein. 2. Vesting Period. The Restricted Stock Units awarded and/or credited under the Agreement will become fully vested on the third anniversary of the grant date (the “Vesting Date”). During the period beginning on the grant date and ending on the Vesting Date (the “Vesting Period”), the Restricted Stock Units awarded and/or credited under the Agreement may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in the Plan or the Agreement. If all of the terms and conditions of the Agreement and the Plan are met on the Vesting Date, subject to Sections 5, 8 and 9 of this Award Agreement, then you will be issued the number of shares of Common Stock subject to the Restricted Stock Units then held by you which were issued and/or credited to you under the Agreement. The issuance shall occur upon the Vesting Date or as A-2 soon as administratively practicable thereafter (but in no event later than thirty (30) days following the Vesting Date). Notwithstanding the effect that Section 5.8(a)(1) of the Plan would otherwise have, unless otherwise determined by the Board or as otherwise required under Section 409A of the Code, in the event of a Change in Control pursuant to Section 5.8(b)(3) or (4) of the Plan in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act (and, for the avoidance of doubt, not in the event of a Change in Control to which Section 5.8(a)(2) of the Plan applies): (i) The Restriction Period applicable to the Restricted Stock Units shall lapse upon the earliest to occur of: (A) the Vesting Date, subject to your continued employment or service with the Company or any of its Subsidiaries or affiliates (individually, collectively, or in any combination thereof, the “Company Group”) through such date, (B) the termination of your employment by the Company Group without Cause within two (2) years following such Change in Control (the “Protection Period”), and (C) the termination of your employment with the Company Group due to your resignation for Good Reason within the Protection Period; and (ii) There shall be substituted for each share of Common Stock relating to the Restricted Stock Units the number, type and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. For purposes of the foregoing, “Cause” shall mean: (i) Your willful engagement in conduct which involves dishonesty or moral turpitude which either (A) results in your substantial personal enrichment at the expense of the Company or any of its Subsidiaries or (B) is demonstrably and materially injurious to the financial condition or reputation of the Company or any of its Subsidiaries; (ii) Your willful violation of the provisions of the confidentiality or non-competition agreement entered into between the Company or any of its Subsidiaries and you; (iii) The commission by you of a felony; or (iv) Your failure or refusal to perform the duties or responsibilities of your position or as otherwise assigned. An act or omission shall be deemed “willful” only if done, or omitted to be done, in bad faith and without reasonable belief that it was in the best interest of the Company and its Subsidiaries. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a written notice of termination to you and an opportunity for you, together with your counsel, to be heard before the Company’s Chief Human Resources Officer (the “CHRO”) (or designee), finding that, in the good faith opinion of the CHRO (or designee), you were guilty of conduct set forth above in clause (i) or (ii) and specifying the particulars in detail. For purposes of the foregoing, “Good Reason” shall mean the occurrence of any one or more of the following events without your consent: (i) A material reduction in your base salary; (ii) A material change in the geographic location where you must perform services; or A-3 (iii) A material reduction in your duties or responsibilities, excluding any change in title or position. Notwithstanding the foregoing, you will not be deemed to have resigned for Good Reason unless (A) you provide the CHRO (or designee) with written notice setting forth in reasonable detail the facts and circumstances claimed by you to constitute Good Reason within ninety (90) days after the date of the initial occurrence of any event that constitutes Good Reason, (B) the Company Group fails to cure such acts or omissions within thirty (30) days following receipt by the CHRO (or designee) of such notice, and (C) you terminate your employment at the end of such thirty (30)-day period (collectively, the “Good Reason Conditions”). For the avoidance of doubt, your termination of employment shall be for Good Reason, if you have satisfied the Good Reason Conditions, notwithstanding that you may have other reasons for terminating employment, including an offer of employment by another employer that you desire to accept. 3. Termination of Employment. Subject to Section 2 of this Award Agreement and Section 3 of the Plan, in the event that you terminate your employment with the Company Group for any reason, or in the event that the Company Group terminates your employment with or without Cause, all of the unvested Restricted Stock Units you hold at the time your employment terminates shall be forfeited to the Company; provided, however, that in the event (a) your employment with the Company Group is terminated due to death or (b) the Company Group terminates your employment as a result of your disability (as determined in good faith by the Committee), the Restricted Stock Units awarded and/or credited under the Agreement will fully vest on the date of termination. In the event your employment with the Company Group terminates due to your retirement on or after (i) age sixty-five (65), (ii) age sixty-two (62) with a minimum of five (5) years of continuous employment with or service to the Company Group or (iii) age fifty-five (55) with a minimum of ten (10) years of continuous employment with or service to the Company Group (in the case of each termination described in (i), (ii) or (iii), a “Retirement”), the Restricted Stock Units awarded and/or credited under the Agreement will continue to vest in accordance with the original vesting schedule set forth in Section 2. Notwithstanding the foregoing, you will not be deemed to have terminated your employment due to Retirement unless you provide the CHRO (or designee) with at least six (6) months advance notice of your intent to terminate your employment due to Retirement. 4. Voting Rights and Dividends. You do not have the right to vote any shares of Common Stock or to receive dividends on them prior to the date such shares are issued to you pursuant to the terms of the Agreement. As of each date on which dividends are paid on the shares of Common Stock, the Company shall credit to this Award additional Restricted Stock Units, the number of which shall be determined by multiplying the amount of such dividend per share of Common Stock by the number of shares of Common Stock then subject to this Award, and dividing the product thereof by the Fair Market Value of a share of Common Stock on the applicable dividend payment date. 5. Income Tax and Social Insurance Contribution Withholding. Prior to the issuance or delivery of any shares of Common Stock, the Company or the Subsidiary or affiliate that employs you (the “Employer”) (if applicable) shall have the right to require you to pay any U.S. Federal, state, local or other taxes (including non-U.S. taxes, social insurance, payroll tax, payment on account or other tax- related withholding) (“Tax-Related Items”) which may be required to be withheld or paid in connection with the Restricted Stock Units. Such obligation shall be satisfied either: A-4 (a) by the Company (which if you are subject to Section 16 of the Exchange Act is subject to approval by the Committee) by withholding whole shares of Common Stock which would otherwise be delivered to you, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the Restricted Stock Units (the “Tax Date”), or by the Company or Employer withholding an amount of cash which would otherwise be payable to you, in the amount necessary to satisfy any such obligation; or (b) by you by any of the following means: (i) a cash payment to the Company or the Employer in the amount necessary to satisfy any such obligation, (ii) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (iii) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to you, equal to the amount necessary to satisfy any such obligation, or (iv) any combination of (i), (ii) and (iii). Any fraction of a share of Common Stock that would be required to satisfy such an obligation shall be disregarded and the remaining amount shall be paid in cash by you, the Company or the Employer, as the case may be. Regardless of any action the Company or the Employer (if applicable) takes with respect to any or all Tax-Related Items, you acknowledge and agree that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units or the shares of Common Stock issued as a result of the vesting of the Restricted Stock Units, and (ii) do not commit to structure the terms of this Award (or any aspect of the Restricted Stock Units) to reduce or eliminate your liability for Tax- Related Items. 6. Continuation of Employment. The Agreement shall not confer upon you any right to continuation of employment by the Company, its affiliates, and/or its Subsidiaries, nor shall the Agreement interfere in any way with the Company Group’s right to terminate your employment at any time, except to the extent expressly provided otherwise in a written agreement between you and the Company Group or prohibited by law. 7. No Right to Future Grants; No Right of Employment; Extraordinary Item. In accepting the grant, you acknowledge that: (a) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, suspended or terminated by the Company at any time, as provided in the Plan and the Agreement; (b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past; (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the Restricted Stock Units and any shares of Common Stock subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (f) the grant of Restricted Stock Units is provided for future services to the Company Group and is not under any circumstances to be considered compensation for past services; (g) in the event that you are an employee of an affiliate or Subsidiary of the Company, the grant will not be interpreted to form an employment contract or relationship with the Company or an employment contract with the affiliate or Subsidiary that is your employer; (h) the future value of

A-5 the underlying shares of Common Stock is unknown and cannot be predicted with certainty; (i) no claim or entitlement to compensation or damages arises from forfeiture or termination of the Restricted Stock Units or diminution in value of the Restricted Stock Units or the shares of Common Stock, and you irrevocably release the Company, its affiliates and/or its Subsidiaries from any such claim that may arise; (j) in the event of involuntary termination of your employment, your right to receive Restricted Stock Units and vest in Restricted Stock Units and/or Common Stock under the Plan, if any, will terminate in accordance with the terms of the Plan and will not be extended by any notice period mandated under local law; furthermore, your right to vest in the Restricted Stock Units after such termination of employment, if any, will be measured by the date of termination of your active employment and will not be extended by any notice period mandated under local law; and (k) if you are a resident or employed outside the United States, neither the Company nor any of its Subsidiaries or affiliates shall be liable for any change in the value of the Restricted Stock Units, the amount realized upon settlement of the Restricted Stock Units or the amount realized upon a subsequent sale of any shares of Common Stock, resulting from any fluctuation of the United States Dollar/local currency exchange rate. 8. Requirements of Law. The granting of Restricted Stock Units under the Plan, and the issuance or delivery of any certificate or certificates for shares of Common Stock upon the vesting of Restricted Stock Units, shall be subject to, and conditioned upon, satisfaction of all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. 9. Alternative Form of Settlement in Non-U.S. Jurisdictions. Notwithstanding anything in the Agreement to the contrary, if you are a resident or employed outside of the United States, the Company may, in its sole discretion, settle the Restricted Stock Units in the form of a cash payment to the extent settlement in shares of Common Stock: (a) is prohibited under local law; (b) would require you, the Company and/or its Subsidiaries or affiliates to obtain the approval of any governmental and/or regulatory body in your country of residence (or country of employment, if different); (c) would result in adverse tax consequences for you or the Company; or (d) is administratively burdensome. Alternatively, the Company may, in its sole discretion, settle the Restricted Stock Units in the form of shares of Common Stock but require you to sell such shares immediately or within a specified period following your termination of employment (in which case, the Agreement shall give the Company the authority to issue sales instructions on your behalf). 10. Compliance with Local Law. If you are a resident or employed outside of the United States, as a condition to the grant of Restricted Stock Units, you agree to repatriate all payments attributable to the shares of Common Stock and/or cash acquired under the Plan in accordance with local foreign exchange rules and regulations in your country of residence (and country of employment, if different). In addition, you agree to take any and all actions, and consent to any and all actions taken by the Company and the Company’s Subsidiaries and affiliates, as may be required to allow the Company and the Company’s Subsidiaries and affiliates to comply with local laws, rules and regulations in your country of residence (and country of employment, if different). Finally, you agree to take any and all actions as may be required to comply with your personal legal and tax obligations under local laws, rules and regulations in your country of residence (and country of employment, if different). 11. Employee Data Privacy. You hereby explicitly and unambiguously consent to the collection, use, disclosure, processing and transfer, in electronic or other form, of your Personal Data (as defined below) as described in this document by and among, as applicable, the Company, its affiliates and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan. A-6 You understand that the Company (and/or the Employer, if applicable) holds certain information relating to or reasonably capable of being associated with an identified or identifiable person, device, or household, including, but not limited to, your name, home address and telephone number, date of birth, email address, family size, marital status, sex, beneficiary information, emergency contacts, passport/visa information, age, language skills, driver’s license information, nationality, C.V. (or resume), wage history, employment references, social insurance number, resident registration number or other identification number, salary, job title, employment or severance contract, current wage and benefit information, personal bank account number, tax-related information, plan or benefit enrollment forms and elections, option or benefit statements, any shares of stock or directorships in the company, details of all options or any other entitlements to shares of stock awarded, canceled, purchased, vested, unvested or outstanding for purpose of managing and administering the Plan (“Personal Data”). You understand that we may share your Personal Data with any third parties assisting in the implementation, administration and management of the Plan including, but not limited to, the affiliates of the Company and/or Morgan Stanley Smith Barney LLC, or any successor. These third-party recipients may be located in your country or elsewhere, and the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Company’s Chief Human Resources Officer. We may also share your Personal Data as required or permitted by law to comply with a subpoena or similar legal process or government request, or when we believe in good faith that disclosure is legally required or otherwise necessary to protect our rights and property or the rights, property or safety of others, including to law enforcement agencies, and judicial and regulatory authorities. We may also share your Personal Data with third parties to help detect and protect against fraud or data security vulnerabilities. And we may transfer your Personal Data to a third party in the event of a sale, merger, reorganization of our entity or other restructuring. You authorize the recipients of your Personal Data to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired. You understand that Personal Data will be held as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, by contacting in writing Corporate Human Resources. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact Corporate Human Resources. Finally, upon request of the Company or the Employer, you agree to provide an executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from you for the purpose of implementing, administering and maintaining your participation in the Plan in compliance with the data privacy laws in your country, either now or in the future. You understand and agree that A-7 you will be unable to participate in the Plan if you fail to provide any such consent or agreement requested by the Company and/or the Employer. 12. Compliance with Section 409A of the Code. It is intended that the Agreement and the Plan be exempt from or compliant with the provisions of Section 409A of the Code to the maximum extent permissible under law. To the extent Section 409A of the Code applies to the Agreement and the Plan, it is intended that the Agreement and the Plan comply with the provisions of Section 409A of the Code. The Agreement and the Plan shall be administered and interpreted in a manner consistent with this intent. In the event that the Agreement or the Plan does not comply with Section 409A of the Code (to the extent applicable thereto), the Company shall have the authority to amend the terms of the Agreement or the Plan (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without your consent) to avoid excise taxes and other penalties under Section 409A of the Code, to the extent possible. Notwithstanding the foregoing, no particular tax result for you with respect to any income recognized by you in connection with the Agreement is guaranteed, and you solely shall be responsible for any taxes, penalties, interest or other losses or expenses incurred by you under Section 409A of the Code in connection with the Agreement. To the extent any amounts under the Agreement are payable by reference to your “termination of employment,” such term shall be deemed to refer to your “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if you are a “specified employee,” as defined in Section 409A of the Code, as of the date of your separation from service, then to the extent any amount payable under the Agreement (a) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (b) is payable upon your separation from service, and (c) under the terms of the Agreement would be payable prior to the six (6)-month anniversary of your separation from service, such payment shall be delayed until the earlier to occur of (i) the six (6)-month anniversary of your separation from service or (ii) the date of your death. 13. Administration. The Agreement and your rights under the Agreement are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Board or the Committee may adopt for administration of the Plan. 14. Not a Public Offering in Non-U.S. Jurisdictions. If you are a resident or employed outside of the United States, neither the grant of the Restricted Stock Units under the Plan nor the issuance of the underlying shares of Common Stock upon vesting of the Restricted Stock Units is intended to be a public offering of securities in your country of residence (and country of employment, if different). The Company has not submitted any registration statement, prospectus or other filings to the local securities authorities in jurisdictions outside of the United States unless otherwise required under local law. No employee of the Company is permitted to advise you on whether you should accept a grant of Restricted Stock Units under the Plan or provide you with any legal, tax or financial advice with respect to the grant of Restricted Stock Units. Before deciding to accept the grant of Restricted Stock Units, you should carefully consider all risk factors and tax considerations relevant to the acquisition of shares of Common Stock under the Plan or the disposition of them. Further, you should carefully review all of the materials related to the Restricted Stock Units and the Plan, and you should consult with your personal legal, tax and financial advisors for professional advice in relation to your personal circumstances. 15. Insider Trading/Market Abuse Laws. You acknowledge that, depending on your or your broker’s country of residence or where the shares of Common Stock are listed, you may be subject to insider trading restrictions and/or market abuse laws that may affect your ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares of Common Stock or rights linked to A-8 the value of shares of Common Stock during such times you are considered to have “inside information” regarding the Company as defined in the laws or regulations in your country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis), and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy. You acknowledge that it is your responsibility to comply with any restrictions and you are advised to speak to your personal advisor on this matter. 16. Right to Amend or Terminate Agreement. With the approval of the Board, the Committee may terminate, amend, or modify the Agreement; provided, however, that no such termination, amendment, or modification of the Agreement may in any way adversely affect yours rights under the Agreement without your written consent. 17. Governing Law. All questions concerning the construction, validity and interpretation of the Agreement and the Plan shall be governed and construed according to the laws of the State of Delaware, without regard to the application of the conflicts of laws provisions thereof. Any disputes regarding this Award or the Plan shall be brought only in the state or federal courts of the State of Delaware. 18. Severability. The invalidity or unenforceability of any provision of the Plan or the Agreement will not affect the validity or enforceability of any other provision of the Plan or the Agreement, and each provision of the Plan and the Agreement will be severable and enforceable to the extent permitted by law. 19. Waiver: You understand that the waiver by the Company with respect to your compliance with any provision of the Agreement shall not operate or be construed as a waiver of any other provision of the Agreement, or of any subsequent breach of such party of a provision of the Agreement. 20. Addendum to Award Agreement. Notwithstanding any provisions of the Agreement to the contrary, the Restricted Stock Units shall be subject to such special terms and conditions for your country of residence (and country of employment, if different), as the Company may determine in its sole discretion and which shall be set forth in an addendum to these terms and conditions (the “Addendum”). If you transfer your residence and/or employment to another country, any special terms and conditions for such country will apply to the Restricted Stock Units to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local laws, rules and regulations, or to facilitate the operation and administration of this Award and the Plan (or the Company may establish additional terms and conditions as may be necessary or advisable to accommodate your transfer). In all circumstances, the Addendum shall constitute part of these terms and conditions. 21. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units or other awards granted to you under the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

A-9 22. English Language. If you are a resident and/or employed outside of the United States, you acknowledge and agree that it is your express intent that the Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units, be drawn up in English. If you have received the Agreement, the Plan or any other documents related to the Restricted Stock Units translated into a language other than English, and to the extent the meaning of any term in the translated version is different than the English version, the English version will control. 23. Additional Requirements. The Company reserves the right to impose other requirements on the Restricted Stock Units, any shares of Common Stock acquired pursuant to the Restricted Stock Units, and your participation in the Plan, to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and regulations, or to facilitate the administration of this Award and the Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements or undertakings that may be necessary to accomplish the foregoing. 24. Clawback Policy. The Agreement and the Restricted Stock Units are subject to the Company’s Policy on Recoupment of Incentive Compensation and any similar policy or policies that have been or may be adopted by the Company. Ingredion Incorporated * * * * * A-10 Ingredion Incorporated Stock Incentive Plan Addendum to the Award Agreement This Addendum forms part of the Award Agreement relating to your Award. Your participation in the Plan is governed exclusively by the Plan and the Agreement (comprising the Notice of Grant, if applicable, and Award Agreement relating to your Award, including this Addendum), each as amended from time to time. This Addendum prevails in the event of any inconsistency with any other documents or communications relating to your participation in the Plan. Capitalized terms that are used without definition in the Addendum have the meanings given in the Plan and the Agreement, as applicable. In this Addendum, the term “Group” means the Company and its Subsidiaries and affiliates (or any member of the Group, as applicable), and the term “Shares” means shares of Common Stock. For the purposes of this Addendum, references to an Award include any form of option granted under the Plan. You should review all the provisions in Part A below and also the provisions in Part B below that are specific to any jurisdiction which may be applicable to you. You should also review the Plan, the Agreement and any other documents or communications provided to you in connection with the Plan. Part A: Provisions Applicable to All Participants By participating in the Plan, you acknowledge and agree to each of the following provisions. Documentation You have read, understood and agree with the Plan and the Agreement, including any jurisdiction-specific notices in Part B below which may be applicable to you. No Public Offer The Plan is strictly limited to eligible Participants within the Group, as prescribed in the Plan. Rights under the Plan are personal and may not be transferred except in the limited circumstances prescribed in the Plan and the Agreement. The offer to participate in the Plan and any subsequent participation is not intended to constitute a public offer in any jurisdiction, nor intended for registration or regulation in any jurisdiction outside of the United States of America. You should keep all Plan-related documents confidential, and you may not reproduce, distribute or otherwise make public any such documents without the Company’s express written consent. If you have received any such documents and you are not the intended recipient, please disregard and destroy them. Transferability Any provisions permitting transfers to a third party in the Plan documents will not apply to you: (i) to the A-11 extent that the applicability of those provisions would affect the availability of relevant exemptions or tax favorable treatment; or (ii) otherwise in circumstances determined by the Company in its sole discretion from time to time. Independent Advice Recommended The information provided by the Group or its service providers (including, without limitation, Plan administrators) in respect of the Plan does not take into account your individual circumstances, objectives, needs or financial situation and does not constitute legal, tax, investment or financial advice. Any tax or other information provided should therefore be considered guidance only, as relevant. The Plan benefits are in no way secured, guaranteed or warranted by the Group, and the Plan involves certain risks. You should exercise caution in relation to Plan offers and/or participation. You should obtain independent professional advice if you are in doubt about any of the contents of the Plan documents and before taking actions in relation to the Plan, and you acknowledge that you have been given adequate opportunity to obtain such advice. No Additional Entitlements The offer by the Company of participation in the Plan and similar benefits is strictly discretionary, and neither this nor your employment contract provides or implies any expectation or right in relation to: (i) your participation in the Plan or similar benefits in the future; (ii) the terms, conditions and amount of any Plan participation or similar benefits that the Company may decide to offer in the future; or (iii) your continued employment with the Group. The Company may at any time unilaterally modify, suspend or terminate the Plan and any similar benefits, and/or your participation in such benefits, at its entire discretion in accordance with the Plan documents. You acknowledge that you are not automatically entitled to the exercise of any discretion under the Plan in your favor, and that you do not have any claim or right of action in respect of any decision or omission which may operate to your disadvantage (even if such decision or omission is unreasonable, irrational or might otherwise be regarded as perverse or in breach of any duties). You accept that decisions made on behalf of the Company in respect of the Plan are final and binding in all respects. These provisions apply regardless of whether offers or participation in the Plan are regular and repeated or on a one-off or otherwise exceptional basis, and whether the Plan administration involves your Employer and/or its payroll. No Effect on Employment-Related Rights Any compensation you receive (whether on a regular and repeated basis or on a one-off or otherwise exceptional basis, and regardless of whether the administration of such compensation involves your Employer and/or its payroll) in connection with the Plan is not part of your base salary or wages. The forfeiture (including reduction, cancellation, clawback or recoupment) provisions relating specifically to your participation in the Plan are prescribed in the Plan and the Agreement. Such provisions are limited A-12 to your participation in the Plan alone, and nothing in the Plan documents and no aspect of your participation in the Plan: (i) will be taken into account (except to the extent otherwise required by applicable law) in determining your wages, salary, other remuneration or compensation, bonuses, long-service payments, payments of any kind upon termination of your employment for any reason (whether or not found to be invalid, unlawful or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any), pension or retirement arrangements and payments, or any similar payments to these or other employee benefits; or (ii) confers on you the right to continue as an employee of the Group. No Plan documents form part of your employment contract with your Employer, and they do not change in any way the terms of such contract. Any participation in the Plan is entirely voluntary and will have no impact on your employment or your career with the Group, either positive or negative. No Substantive Employer Involvement The Plan is offered and administered by the Company and not by your Employer (if different). All documents related to the Plan, including the Plan, the Agreement and the links by which you access these documents, originate from and are maintained by the Company. Electronic Communications All Plan-related documents and correspondence may be communicated and stored electronically using means which are secure, private and accessible to the relevant parties. You consent to the sole use of electronic communications and storage (including, without limitation, offer and acceptance) in connection with the Plan. You may, however, request that hard copies of any Plan-related documents be provided to you (free of charge) by contacting: Julie Quinn, V.P., Total Rewards – julie.quinn@ingredion.com Data Protection You acknowledge that your personal data will be processed in accordance with each data privacy policy, notice and/or agreement that is applicable to you in connection with your employment. Risk Warnings Share price risk: there is a risk that Shares may fall as well as rise in value. Market forces will impact the price of Shares, and in the worst case, the market value of the Shares may become zero. You agree that the Group is not liable for any loss due to movements in Share value. Currency risk: if Shares are traded in a currency which is not the currency in your jurisdiction, the value of the Shares to you may also be affected by movements in the exchange rate. There may also be an exchange rate risk in relation to any Plan-related currency which is not the currency of your jurisdiction. You agree that the Group is not liable for any loss due to movements in the exchange rate or any charges

A-13 imposed in relation to the conversion or transfer of currency. Insider Trading and Market Abuse You acknowledge that rules on dealing notification, insider trading and market abuse (including the terms of any relevant dealing policy) may apply to the Plan benefits and may prohibit or delay actions or decisions in relation to such benefits. You agree that you are solely responsible for compliance with such rules and that the Group is not liable for any loss due to such rules or for any breaches of such rules by you. Exchange Control and Resale Obligations Under local exchange controls, currency controls or foreign asset reporting requirements, you may be subject to certain notification, approval and/or repatriation obligations with respect to Shares and any funds you may receive in connection with the Plan. Among other things, such obligations may affect your ability to hold Shares, bring Shares into your jurisdiction, reinvest dividends and receive any applicable dividends or dividend equivalents, Share sale proceeds and other payments in a local or foreign account. You may further be subject to local securities law and/or exchange control restrictions and other obligations on the resale of Shares. You agree that you are solely responsible for ensuring compliance with any such obligations that may apply to you in connection with the Plan, and the Company recommends that you obtain independent professional advice in this regard. In the event that you fail to comply with any such obligations, you agree that the Group is not liable in any way for resulting fines or other penalties. You further agree to take any and all actions, and consent to any and all actions taken by the Group, as may be deemed appropriate by the Group to enable compliance with any such obligations that may be applicable to you or the Group. Tax and Withholding You acknowledge and agree that: (i) all Plan benefits may be subject to tax and social security in the jurisdiction(s) where you are employed, reside or are otherwise subject to tax; (ii) the Group may withhold amounts in any Share and/or cash payments and make arrangements (including without limitation withholding Plan benefits, withholding other payments in any form that may be due to you, net settlement, ‘sell-to-cover’ arrangements and requiring you to make payments in any form to the Group or a relevant authority) as considered appropriate by the Group to meet any tax or social security liability. This may include withholding amounts at the locally applicable maximum rates. Your liability may also exceed any amounts withheld and paid on your behalf; (iii) you are responsible for and bear any liability for any personal tax and social security charges or similar payments due in relation to your participation in the Plan; and (iv) you indemnify the Group and agree to make any arrangements (including without limitation those described above) deemed appropriate by the Group in order to satisfy such payments and to effect any adjustments required in the event of over-payment or under-payment in respect of them. A-14 The Group does not warrant any particular tax treatment in relation to the Plan benefits and is not obliged to structure such benefits with the aim of achieving any particular tax treatment. Mobile Employees If you are a mobile employee, meaning that you are based in different jurisdictions during the course of your employment and/or your participation in the Plan or that you are or may be subject to tax in more than one jurisdiction, you are strongly encouraged to inform the Company and to consult your personal tax adviser(s) regarding the tax treatment of any Plan benefits. You should also review the provisions in Part B below that are specific to each jurisdiction which may be applicable to you. If you transfer your residence and/or employment to another jurisdiction during the course of your participation in the Plan, the Company may in its sole discretion unilaterally determine that different or additional terms and conditions will apply to your participation in the Plan. This provision applies to the extent that any such terms and conditions are considered by the Company to be necessary or advisable in order to comply with local laws, rules and regulations, to facilitate the operation and administration of the Award and the Plan or to otherwise accommodate your transfer. English Language You accept that the Plan documents, including all related communications, may be in the English language only and it is possible that no translated or interpreted versions will be provided. The English version of such documents will always prevail in the event of any inconsistency with translated or interpreted documents. You agree that you are responsible for ensuring that you fully understand the Plan documents. Governing Law The Plan is governed as prescribed in the Plan and the Agreement, and you waive any entitlement to have any Plan-related disputes determined under an alternative jurisdiction except as required by applicable laws. Severability If any provision (in whole or in part) of this Addendum or the other Plan documents is to any extent illegal, otherwise invalid, or incapable of being enforced, that provision will be excluded to the extent (only) of such invalidity or unenforceability. All other provisions will remain in full effect and, to the extent possible, the invalid or unenforceable provision will be deemed replaced by a provision that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable provision. Adequate Information You certify that you: (i) have been given access to all relevant information and materials with respect to the operations and financial condition of the Company and your participation in the Plan; (ii) have read and understood such information and materials; A-15 (iii) are fully aware and knowledgeable of the terms and conditions of the Plan; and (iv) completely and voluntarily agree to the terms and conditions of the Plan. A-16 Part B: Provisions Applicable to Participants in Particular Jurisdictions You are subject to the wording set out below in relation to each jurisdiction which is or may be applicable to you. This wording is based on the securities, exchange control and other laws that are understood to be in effect in the relevant jurisdictions as of January 2024. Such laws are often complex and change frequently and the wording does not take into account your individual circumstances. As a result, the Company strongly recommends that you do not rely on such information as your only source of information relating to the consequences of your participation in the Plan, and that you seek ongoing independent professional advice as appropriate. EUROPEAN UNION (“EU”) / EUROPEAN ECONOMIC AREA (“EEA”) Securities Laws. This offer is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of the Company. The company offering these rights is Ingredion Incorporated. The Shares which are the subject of these rights are ordinary Shares in the Company. The Shares have the same rights to information, dividends and voting as other ordinary Shares. More information in relation to the Company including the share price can be found at the following web address: www.ingredion.com. The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation. The total maximum number of Shares which are the subject of this offer is 5,500,000.

A-17 ARGENTINA 1. Securities Laws. Your Award is being offered to you solely in your capacity as an employee of the Company and is not aimed at the general public. By receiving and accepting your Award, you are deemed to (i) acknowledge that the Company has not made, and will not make, any application to obtain an authorization from the Argentinian Securities and Exchange Commission (Comisión Nacional de Valores) for the public offering of the Awards or underlying Shares in Argentina nor has it taken any action that would permit a public offering of the underlying Awards or Shares in Argentina within the meaning of Argentine Capital Markets Law No. 26,831 (as amended), the Argentine Securities and Exchange Commission General Resolution No. 622/2013 (as amended and supplemented) and ancillary regulations; (ii) acknowledge that the Argentinian Securities and Exchange Commission has not approved the offering of the Awards or the underlying Shares nor any document relating to the offering; and (iii) agree that you will not sell or offer to sell the Awards or any Shares acquired upon settlement of your award in Argentina other than pursuant to transactions that would not qualify as a public offering under Section 2 of Argentine Law No. 26,831 (as amended). Further, receipt and acceptance of the Plan documents shall constitute your agreement that the information contained in the Plan documents may not be (i) reproduced or used, in whole or in part, for any purpose whatsoever other than as a representation of your holding Awards or Shares, as applicable or (ii) furnished to or discussed with any person without the prior written permission from the Company. 2. Labor Law. Please be advised that your participation in the Plan is entirely voluntary. The Company does not guarantee any benefit or gain in connection with the Awards offered under the Plan. Furthermore, the benefits that could eventually arise from the Plan do not constitute a granted right for the future and may be amended, modified or terminated at any time. Legal, tax and accounting advice should be asked if needed, to completely understand the Plan effects and consequences. 3. Data Privacy. The Access to Public Information Agency, as the enforcing authority of Act 25.326, has the power to attend to the reports and claims from those whose rights are affected as a consequence of non-fulfilment of data protection provisions. (La Agencia de Acceso a la Información Pública, en su carácter de Órgano de Control de la Ley Nº 25.326, tiene la atribución de atender las denuncias y reclamos que interpongan quienes resulten afectados en sus derechos por incumplimiento de las normas vigentes en materia de protección de datos personales.) AUSTRALIA 1. Shareholder Approval Requirement. Notwithstanding any provision in the Award Agreement to the contrary, you will not be entitled to, and shall not claim, any benefit under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Corporations Act 2001 (Cth), any other provision of that act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits. Further, the Company's affiliate in Australia is under no obligation to seek or obtain the approval of its shareholders for the purpose of overcoming any such limitation or restriction. 2. New Division. The offer to participate in the Plan is made in reliance of Division 1A of Part 7.12 of the Corporations Act 2001 (Cth). 3. Tax Notification. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the act). A-18 4. Advice. Any advice given by the Company or any of its associated bodies corporate, in relation to Awards under the Plan does not take into account your objectives, financial situation or needs. This document does not constitute investment advice and does not constitute financial product advice as defined in the Corporations Act 2001 (Cth) and the Company makes no recommendation about whether you should participate in this offer. You should consider obtaining your own financial product advice from a suitably qualified and licensed financial, taxation or other professional adviser regarding your participation in the Plan based on your own personal circumstances. 5. Information. The Company undertakes, on request, at no charge and within a reasonable time, to provide you with a full copy of the rules of the Plan. 6. Share Price. As the Company’s Shares are listed on the New York Stock Exchange, the market price of ordinary Shares in the Company can be ascertained by visiting the website of the New York Stock Exchange (https://www.nyse.com/index) and the Australian dollar equivalent of that price by applying the prevailing USD/AUD exchange rate published by the Reserve Bank of Australia, which is accessible at the following link: http://www.rba.gov.au/statistics/frequency/exchange-rates.html. 7. Risk Warning. There is a risk that Shares, or their cash equivalent, awarded to you under the Plan may fall as well as rise in value through movement of equity markets. Market forces will impact the price of Shares awarded to you, and at their worst, market values of the Shares awarded to you may become zero if adverse market conditions are encountered. As the price of the Shares awarded to you is quoted in USD, the value of those Shares, or their cash equivalent, to you may also be affected by movements in foreign currency exchange rates. 8. Data Protection. If you participate in the Plan: You consent to Ingredion ANZ Pty Ltd., any of its related bodies corporate or any third-party, collecting the personal information (including sensitive information) necessary to administer the Plan and disclosing any personal information necessary to administer the Plan to that the Company, any of its related bodies corporate or any third-party engaged to assist in implementing the Plan, who may be situated in or outside Australia including in jurisdictions that may not afford your information the same level of protection as under Australian laws do; and Ingredion ANZ Pty Ltd. will not be required to take steps to ensure that the Company, any of its related bodies corporate or any third-party engaged to assist in implementing the Plan do not breach the Australian Privacy Principles. You acknowledge that neither the Company (nor any other company within the Company group) will be required to take steps to ensure that any of its related bodies corporate or any third-party engaged to whom your personal information is disclosed do not breach data privacy principles. 9. Tax deferral. This is a scheme to which Subdivision 83A-C of the Income Tax Assessment Act 1997 applies, subject to the requirements in that Act. BRAZIL 1. Labor Law Acknowledgment. You agree that (i) the benefits provided under the Agreement and the Plan are the result of commercial transactions unrelated to your employment; (ii) the Agreement and the Plan are not a part of the terms and conditions of your employment; and (iii) the income from the exercise of the Award, if any, is not part of your remuneration from employment. 2. Securities Laws. The Awards and any securities granted under the Plan have not been and will not A-19 be publicly issued, placed, distributed, offered or negotiated in the Brazilian capital markets and, as a result, will not be registered with the Brazilian Securities Commission (Comissão de Valores Mobiliários) (CVM). Therefore, the Awards and securities will not be offered or sold in Brazil, except in circumstances which do not constitute a public offering, placement, distribution or negotiation under the Brazilian capital markets regulations. 3. Risk Warning. If you are employed in Brazil, then by accepting your Award you agree and acknowledge that (i) neither your Employer nor any person or entity acting on behalf of your Employer has provided you with financial advice with respect to your Award or the Shares acquired upon settlement of your Award; and (ii) your Employer does not guarantee a specified level of return on your Award or the Shares. CANADA 1. Use of Previously Owned Shares. Notwithstanding any provision in the Award Agreement, Addendum or the Plan, if you are resident in Canada, you may not use previously owned Shares to pay any Tax-Related Items or other sums due in connection with the Award. 2. Settlement in Shares. Notwithstanding anything to the contrary in the Award Agreement, Addendum or the Plan, your Award shall be settled only in newly issued Shares (and may not be settled in cash). 3. Securities Laws. In addition to any restrictions on resale and transfer noted in the Plan documents, Shares acquired pursuant to the Plan will be subject to certain restrictions on resale imposed by Canadian provincial securities laws (in general, if you are resident in Canada you may not resell your Shares to Canadian purchasers). Accordingly, you are encouraged to seek legal advice prior to any resale of such Shares. You acknowledge and agree that you will only sell Shares acquired through participation in the Plan outside of Canada through the facilities of a stock exchange on which the Shares are listed. Currently, the Shares are listed on the New York Stock Exchange. By accepting your Award, you represent and warrant to the Company that your participation in the Plan is voluntary and that you have not been induced to participate by expectation of engagement, appointment, employment, continued engagement, continued appointment or continued employment, as applicable. 4. English Language. By accepting your Award, you acknowledge that you have expressly requested that all documents evidencing or relating in any way to the grant of the Award (including, for greater certainty, any confirmation or any notice) will be in the English language only. (Si vous êtes résident de Québec, vous reconnaissez, en acceptant l'allocation effectuée à votre profit, avoir expressément exigé que tous les documents relatifs à cette allocation ou s'y rapportant de quelque manière que ce soit (incluant, pour plus de certitude, toute confirmation ou tout avis) soient rédigés en anglais uniquement.) A-20 CHINA 1. Cash settlement. Notwithstanding any other provision of the Plan documents (including the Plan and this Agreement), your Award is only capable of being settled in cash. This means that your Award cannot be settled using Shares. 2. Administration. Neither the Company nor any of its Subsidiaries shall be liable for any costs, fees, lost interest or dividends or other losses you may incur or suffer resulting from the enforcement of the terms of this Addendum or otherwise from the Company’s operation and enforcement of the Plan, the Award Agreement and the Award in accordance with Chinese law including, without limitation, any applicable SAFE rules, regulations and requirements. COLOMBIA Securities Laws. The securities granted under the Plan are not and will not be registered with the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores). Therefore, the securities may not be offered to the public in Colombia. Nothing in the Plan documents should be construed as making a public offer of securities in Colombia. FRANCE No country-specific provisions (in addition to the general EU/EEA provisions above). GERMANY No country-specific provisions (in addition to the general EU/EEA provisions above). INDIA Securities Laws. The securities described in the Plan documents are being offered only to a select number of qualifying employees of the Company, its Subsidiaries or any associated company. Such employees may not be acting on behalf of or as an agent for any other person. Securities under the Plan will not be available for subscription or purchase by any other person. ITALY No country-specific provisions (in addition to the general EU/EEA provisions above). JAPAN The offered Awards have not been and will not be registered under Article 4, Paragraph 1 of the Financial Instruments and Exchange Act of Japan (Law No. 25 of 1948, as amended) (FIEA), since the offering in Japan constitutes a private placement to a small number of offerees under Article 2, Paragraph 3, Item 2(iii) of FIEA and disclosure under FIEA has not been and will not be made with respect to the offered Awards, and transfer of Awards is prohibited. KENYA No country-specific provisions.

A-21 MALAYSIA Securities Laws. If you are employed in Malaysia, you should note that the grant of Awards in Malaysia constitutes or relates to an 'excluded offer', 'excluded invitation' or 'excluded issue' pursuant to Sections 229 and 230 of the Malaysian Capital Markets and Services Act 2007. Copies of the Plan documents may have been delivered to the Securities Commission of Malaysia. The Plan documents do not constitute, and may not be used for the purpose of, a public offering or issue, offer for subscription or purchase, invitation to subscribe for or purchase of any securities requiring the registration of a prospectus with the Securities Commission in Malaysia under the Capital Markets and Services Act 2007. MEXICO 1. Commercial Relationship. You expressly recognize that your participation in the Plan and the Company’s grant of the Award does not constitute an employment relationship between you and the Company. You have been granted the Award as a consequence of the commercial relationship between the Company and the Company’s affiliate in Mexico that employs you, and the Company’s local affiliate in Mexico is your sole Employer. Based on the foregoing, (a) you expressly recognize the Plan and the benefits you may derive from your participation in the Plan do not establish any rights between you and the Company’s affiliate in Mexico that employs you, (b) the Plan and the benefits you may derive from your participation in the Plan are not part of the employment conditions and/or benefits provided by the Company’s affiliate in Mexico that employs you, and (c) any modifications or amendments of the Plan by the Company, or a termination of the Plan by the Company, shall not constitute a change or impairment of the terms and conditions of your employment with the Company’s affiliate in Mexico that employs you. 2. Extraordinary Item of Compensation. You expressly recognize and acknowledge that your participation in the Plan is a result of the discretionary and unilateral decision of the Company, as well as your free and voluntary decision to participate in the Plan in accordance with the terms and conditions of the Plan and the Agreement including this Addendum. As such, you acknowledge and agree that the Company may, in its sole discretion, amend and/or discontinue your participation in the Plan at any time and without any liability. The value of the Award is an extraordinary item of compensation outside the scope of your employment contract, if any. The Award is not part of your regular or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long- service awards, pension or retirement benefits, or any similar payments, which are the exclusive obligations of the Employer. 3. Securities Laws. The Shares underlying your Award have not been registered with the National Register of Securities maintained by the Mexican Banking and Securities Commission and may not be offered or sold publicly in Mexico. The Plan documents may not be publicly distributed in Mexico. These materials are addressed to you only because of your existing labor relationship with the Group and may not be reproduced or copied in any form. The offer contained in these materials is addressed solely to the present employees of the Group in Mexico and any rights under the Plan may not be assigned or transferred. The Shares underlying your Award will be offered pursuant to a private placement exception under the Mexican Securities Law. NETHERLANDS No country-specific provisions (in addition to the general EU/EEA provisions above). A-22 PAKISTAN Mandatory Cashless Sell-All Exercise for Options. Notwithstanding any provision in the Agreement or Plan to the contrary, unless and until the Committee determines otherwise, the method of exercise of the Award shall be limited to mandatory cashless, sell-all exercise. PERU 1. Labor Law Acknowledgement. By accepting the grant of the Award, you acknowledge, understand and agree that the Award is being granted ex gratia to you with the purpose of rewarding you. 2 Securities Laws. If you are employed in Peru, the following statement is hereby made part of the Plan documents: the Shares to be issued upon settlement of your Award have not been registered with the Public Register of the Securities Market maintained by the Peruvian Securities Market Superintendence (Superintendencia del Mercado de Valores - SMV), and may not be offered or sold publicly in Peru. In addition, the contents of the Plan documents have not been reviewed by any Peruvian regulatory authority. RUSSIA Securities Laws. Information contained in the Plan documents does not constitute an advertisement of any securities in Russia and must not be passed on to third parties or otherwise be made publicly available in Russia. The Awards and the details of the Shares to be granted under the Plan have not been and will not be registered in Russia and are not intended for 'placement' or 'circulation' in Russia. SINGAPORE Securities Laws. You acknowledge that no Plan documents have been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, the Plan documents and any other document or material in connection with the offer or sale, or invitation for subscription or purchase of the Shares used pursuant to the Plan may not be circulated or distributed, nor may the Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than pursuant to, and in accordance with the conditions of, an exemption under any provision (other than Section 280) of Subdivision (4) of Division 1 of Part XIII of the Securities and Futures Act, Chapter 289 of Singapore. The Awards are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notices SFA 04-N12 and FAA-N16). SOUTH AFRICA 1. Exchange Control Obligations. You are solely responsible for complying with applicable exchange control regulations and rulings (the “Exchange Control Regulations”) in South Africa. As the Exchange Control Regulations change frequently and without notice, you should consult your legal advisor prior to the acquisition or sale of Shares under the Plan to ensure compliance with current Exchange Control Regulations. Neither the Company nor any of its Subsidiaries or affiliates will be liable for any fines or penalties resulting from your failure to comply with applicable laws. 2. Securities Laws and Acceptance of the Award. Neither the Award nor the underlying Shares shall be publicly offered or listed on any stock exchange in South Africa. The offer is intended to be private A-23 pursuant to Section 96 of the Companies Act and is not subject to the supervision of any South African governmental authority. SOUTH KOREA (REPUBLIC OF KOREA) Securities Laws. If you are employed in the Republic of Korea then, notwithstanding anything set forth in the Plan documents, your Award is granted by the Company and not by your Employer. THAILAND No country-specific provisions. UNITED KINGDOM Securities Laws. This offer is being made to employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase your interest in the success of the Company. The company offering these rights is Ingredion Incorporated. The Shares which are the subject of these rights are ordinary Shares in the Company. More information in relation to the Company including the share price can be found at the following web address: www.ingredion.com. The obligation to publish a prospectus does not apply because of Article 1(4)(i) of the EU Prospectus Regulation, as incorporated into UK law under the European Withdrawal Act 2018. The total maximum number of securities which are the subject of this offer is 5,500,000. Advice. Nothing in the terms of the Awards or any communication issued to you in connection with the Awards is intended to constitute investment advice in relation to the Awards. If you are in any doubt as to whether to proceed in participating in this Plan or in connection with your own financial or tax position, you are recommended to seek advice from a duly authorized independent adviser. *Revised Jan 2024 * * * * *